EXHIBIT 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the incorporation by reference in this registration statement on Form SB-2 of our report dated January 14, 2004, which appears on page A-1 of the annual report on Form 10-KSB of ProUroCare Inc. for the year ended December 31, 2003, and to reference to our Firm under the caption "Experts" in the prospectus.


                                              /s/ VIRCHOW, KRAUSE & COMPANY, LLP


Minneapolis, Minnesota
August 3, 2004